THIRD AMENDMENT AND LIMITED WAIVER
                             TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT



                  This THIRD AMENDMENT AND LIMITED WAIVER TO
DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "Amendment") is dated as of October 4, 2002 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002, as amended by that certain First Amendment to Credit Agreement and Security Agreement dated as of April 3, 2002 and that certain Second Amendment to Credit Agreement dated as of May 10, 2002 (as so amended, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

                  WHEREAS, Borrowers and the undersigned Lenders desire (i) to make certain amendments to the Credit Agreement, and (ii) to waive certain existing Events of Default, in each case subject to the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT; LIMITED WAIVER

             1.1  Provisions Relating to Defined Terms.

                  A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Advance Limit" and "Material Contract" in their entirety and inserting the following new definitions in the appropriate alphabetical order:

                  "Advance Limit" means, with respect to Tranche A Loans (other than Tranche A Loss Sharing Loans and Tranche A Loans made pursuant to subsection 3.3B), as of any date of determination during any calendar month set forth below, the aggregate amount set forth below for such calendar month:


         Calendar Month                                Advance Limit
-------------------------------------         ----------------------------------
         September 2002                                       $14,000,000
         October 2002                                         $14,000,000
         November 2002                                        $24,000,000
         December 2002                                        $14,000,000
         January 2003                                         $14,000,000
         February 2003                                        $14,000,000
         March 2003                                           $14,000,000
         April 2003                                           $14,000,000

         "; provided, however, that in the event of any Ottawa Disposition, each of the amounts in the table set forth above (as such amounts may have been previously reduced pursuant to any provision of this Agreement (including this proviso) shall be reduced by the excess, if any, of (a) 75% of the Ottawa Disposition Proceeds from such Ottawa Disposition over (b) the greater of (1) zero and (2) the amount, if any, by which the Tranche A Commitments (excluding the portion representing the Tranche A Letter of Credit Sublimit then in effect) exceed the Advance Limit then in effect (prior to giving effect to any reduction to the Advance Limit resulting from such Ottawa Disposition); and provided further, however, that in no event shall the Advance Limit then in effect be reduced below $5,000,000 pursuant to the immediately preceding proviso.

                  "CTB" means Covanta Tampa Bay, Inc.

                  "Designated Non-Material Asset Sales" means, collectively, the sales of the Subsidiaries, divisions or businesses of Company and its Subsidiaries (including the equity interests of certain Subsidiaries and their assets or of Company's or any of its Subsidiaries' interests in Projects) described on Annex A to the Third Amendment.

                  "Haripur DSR Liens" means Liens securing the debt service reserve requirements of certain Borrowers for the Haripur Project in an aggregate amount not to exceed $3,540,850.

                  "Hydranautics" means Hydranautics, Inc.

                  "Hydranautics L/C" means that certain bond or letter of credit issued for the account of Hydranautics for the benefit of Tampa Bay, Inc. to secure CTB's performance under the Tampa Bay O&M Contract, in the maximum stated amount of $8,500,000.

                  "Insurance Premium Financers" means Persons who are non-Affiliates of Company that advance insurance premiums for Company and its Subsidiaries pursuant to Insurance Premium Financing Arrangements.

                  "Insurance Premium Financing Arrangements" means, collectively, such agreements as Company and its Subsidiaries shall enter into after the Third Amendment Effective Date and prior to December 1, 2002 with Insurance Premium Financers pursuant to which such Insurance Premium Financers shall advance insurance premiums for Company and its Subsidiaries in an aggregate amount not to exceed $33,000,000 at any time and any orders entered by the Bankruptcy Court in connection therewith. Such Insurance Premium Financing Arrangements
         (i) shall provide for the benefit of such Insurance Premium Financers a security interest in no property of Company or any of its Subsidiaries other than gross unearned premiums for the insurance policies, (ii) shall not purport to prohibit any portion of the Liens created in favor of Administrative Agent (for the benefit of Lenders) pursuant to the Collateral Documents or authorized by the Interim Borrowing Order or Final Borrowing Order, (iii) shall provide that the Insurance Premium Financers shall not be entitled to a cash payment on the Reorganization Effective Date (except for regularly scheduled monthly payments of principal and interest), (iv) shall not contain any provision or contemplate any transaction prohibited by this Agreement and shall otherwise be in form and substance reasonably satisfactory to Agents, and (v) may provide that the security interests granted to Insurance Premium Financers in connection with Insurance Premium Financing Arrangements shall rank prior to the Liens of Lenders under this Agreement.

                  "Material Contract" means (i) the principal lease agreement, if any, and the principal service or operating agreement, if any, with respect to each waste-to-energy Project and the principal lease agreement, if any, with respect to each independent power plant Project to which Company or any of its Subsidiaries is a party, each of which is in existence as of the Closing Date and is described on Schedule 1.1C annexed hereto, (ii) the Tampa Bay Hydranautics Subcontract, (iii) the Tampa Bay O&M Contract, and (iv) any other contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew would reasonably be expected to have a Material Adverse Effect.

                  "Ottawa Disposition" means (i) any sale, transfer, assignment or other disposition of all or a portion of the ownership interests or assets of the Senators Hockey Club or its Subsidiaries, (ii) any sale, transfer, assignment or other disposition of the Senators Lease, or
         (iii) any restructuring or refinancing of the obligations owed to, or of the interests of, Company and its Subsidiaries relating to the Senators Hockey Club and/or the Senators Lease.

                  "Ottawa Disposition Proceeds" means, in respect of any Ottawa Disposition, the total Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Borrowers and their respective Subsidiaries in connection with such Ottawa Disposition net of any bona fide direct costs incurred in connection with such Ottawa Disposition, including (i) income taxes reasonably estimated to be actually payable prior to the earlier of (a) the date which is one year from the date of such Ottawa Disposition and
         (b) the Stated Maturity Date (determined on the date of such Ottawa Disposition) as a result of any gain recognized in connection with such Ottawa Disposition, (ii) additional Taxes actually payable upon the closing of such Ottawa Disposition (including any transfer Taxes or Taxes on gross receipts), and (iii) reasonable out-of-pocket fees and expenses (including reasonable legal fees) paid to Persons other than Company and its Subsidiaries and their respective Affiliates and counsel and advisors in connection with such Ottawa Disposition (including fees necessary to obtain any required consents of such Persons to such Ottawa Disposition).

                  "Reorganization Effective Date" means the effective date of a confirmed plan of reorganization in the Chapter 11 Cases pursuant to section 1129(a)(9) of the Bankruptcy Code.

                  "Tampa Bay Hydranautics Subcontract" means that certain Technical Services and Operating Assistance Contract dated as of July 7, 2002 by and between CTB and Hydranautics, in the form delivered to Administrative Agent on or prior to the Third Amendment Effective Date, and as such contract may thereafter be amended, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.4(vi).

                  "Tampa Bay O&M Contract" means that certain Operation, Maintenance, Repair and Replacement Agreement for a Seawater Desalination Plant by and between CTB and Tampa Bay, Inc., in the form delivered to Administrative Agent on or prior to the Third Amendment Effective Date, and as such contract may thereafter be amended, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.14A.

                  "Third Amendment" means the Third Amendment and Limited Waiver to this Agreement dated as of October 4, 2002.

                  "Third Amendment Effective Date" has the meaning assigned to that term in Section 4.5 of the Third Amendment.

                  "Virginia DEQ Liens" means Liens created in favor of the Department of Environmental Quality of the Commonwealth of Virginia on cash deposits made by certain Borrowers in an aggregate amount not to exceed (a) in the case of cash deposits securing performance of closure obligations for the Alexandria, Virginia waste-to-energy Project, $303,180 minus the maximum available amount of surety bonds outstanding from time to time, if any, supporting such closure obligations, and (b) in the case of cash deposits securing performance of closure obligations for the Fairfax, Virginia waste-to-energy Project, $1,200,000 minus the maximum available amount of surety bonds outstanding from time to time, if any, supporting such closure obligations.

                  B. The definition of "Asset Sale" in subsection 1.1 of the Credit Agreement is hereby amended by inserting the phrase "and any Designated Non-Material Asset Sale" immediately after the phrase "shall include any Approved Asset Sale" contained therein.

             1.2 Provisions Relating to Use of Proceeds and Priority of Obligations.

                  A. Subsection 2.5A of the Credit Agreement is hereby amended by deleting therefrom the following phrase:

         "during the period prior to the date that is 120 days (to the extent permitted under the Final Borrowing Order) after the appointment of an official committee for the unsecured creditors, proceeds of the Loans, the Letters of Credit and cash Collateral not to exceed $120,000 may be used to pay reasonable fees and expenses of an official committee of creditors, if any, appointed in the Chapter 11 Cases to analyze the Prepetition Obligations and any Liens securing such claims"

and substituting therefor the following:

         "during the period from the date of the appointment of the official committee for the unsecured creditors in the Chapter 11 Cases to September 25, 2002, proceeds of the Loans, the Letters of Credit and cash Collateral not to exceed $345,000 may be used to pay reasonable fees and expenses of such official committee of creditors (such fees and expenses being referred to hereinafter as "Investigation Expenses") to, among other things, analyze and investigate the Prepetition Obligations and any Liens securing such claims (including such fees and expenses incurred in preparing any pleadings seeking authority to commence on behalf of the Debtors any adversary proceeding, and the further use of cash Collateral in connection therewith, filed prior to September 25, 2002)".

                  B. Subsection 2.5A of the Credit Agreement is hereby further amended by inserting the following sentence immediately prior to the last sentence of such subsection:

         "Subject to the foregoing restrictions, proceeds of Loans and cash Collateral not to exceed $500,000 (exclusive of amounts permitted hereunder to be applied to Investigation Expenses) in the aggregate may be used to pay reasonable fees and expenses of professionals for the official committee of creditors appointed in the Chapter 11 Cases to prosecute, after September 25, 2002, the claims of such committee, acting on behalf of Debtors, against the holders of Company's 9.25% Debentures and their trustee, as such claims are described in the complaint filed as part of adversary case number 02-03004 (subject to the requirements for Bankruptcy Court approval of the payment of such fees and expenses under the Bankruptcy Code and the rights of Lenders to object thereto).".

                  C. Subsection 2.5A of the Credit Agreement is hereby further amended by adding at the end thereof the following sentence:

         "Notwithstanding anything contained herein to the contrary, (i) in no event shall any portion of the $500,000 referred to in subsection 2.5A as permitted to be used by the official committee of creditors appointed in the Chapter 11 Cases be used to pursue any claim or prosecute any action against the Lenders, the Prepetition Lenders or the Agents (other than Administrative Agent solely in its capacity as collateral agent for the holders of Company's 9.25% Debentures), and
         (ii) in no event shall any consent, authorization or lack of prohibition contained herein with respect to the right of such committee to use cash Collateral to prosecute any action (other than the express authorization in this subsection 2.5A with respect to Investigation Expenses) in any way be deemed to confer on such committee any right to use cash Collateral to pursue any adversary action, suit, arbitration, proceeding or other litigation of any type against the Lenders, the Prepetition Lenders or the Agents (other than Administrative Agent solely in its capacity as collateral agent for the holders of Company's 9.25% Debentures) now or at any time in the future (it being understood that the references to the Lenders, the Prepetition Lenders and the Agents in clauses (i) and (ii) of this sentence shall not be construed to include the holders of Company's 9.25% Debentures or their trustee, in such capacities).".

                  D. Subsection 2.10 of the Credit Agreement is hereby amended by deleting the last proviso in the first sentence thereof in its entirety and substituting therefor the following proviso:

         "provided further, however, that in no event shall there be paid from proceeds of the Loans, the Letters of Credit or any cash Collateral any fees or expenses incurred in challenging liens or claims as described in subsection 10.19C, except that, subject to the Carve-Outs, the professionals for an official creditors' committee may be paid the reasonable fees and expenses described in the last proviso of the first sentence of subsection 2.5A and in the penultimate sentence of such subsection, subject in each case to the limitations contained in such subsection.".

                  E. Subsection 2.10 of the Credit Agreement is hereby further amended by adding immediately prior to the "." at the end thereof the phrase "(it being understood that Virginia DEQ Liens, the Haripur DSR Liens and the claims of Insurance Premium Financers for unpaid amounts owing to them under the Insurance Premium Financing Arrangements as of the Reorganization Effective Date, if a breach under such Insurance Premium Financing Arrangements has occurred and is continuing on such date, shall not be deemed to breach this subsection 2.10 so long as such Virginia DEQ Liens, such Haripur DSR Liens and such Insurance Premium Financing Arrangements do not otherwise breach any other provision of this Agreement)".

             1.3  Provisions Relating to Negative Covenants.

                  A. Subsection 7.1 of the Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of clause (vii) thereof, (ii) deleting the "." at the end of clause (viii) thereof and substituting therefor "; and", and (iii) adding at the end thereof the following new clause (ix):

                  "(ix) after the Third Amendment Effective Date, Company may become and remain liable with respect to Indebtedness consisting solely of its obligations under Insurance Premium Financing Arrangements, which obligations shall not exceed $33,000,000 at any time."

                  B. Subsection 7.2A of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (v) thereof, (ii) deleting the "." at the end of clause (vi) thereof and substituting therefor ";", and
(iii) adding at the end thereof the following new clauses (vii), (viii) and
(ix):

                  "(vii) Liens created pursuant to Insurance Premium Financing Arrangements otherwise permitted under this Agreement, so long as such Liens attach only to gross unearned premiums for the insurance policies;

                  (viii) Virginia DEQ Liens; provided that the terms of such Virginia DEQ Liens, and the documentation therefor, shall be reasonably satisfactory to Agents; and

                  (ix) Haripur DSR Liens; provided that the terms of such Haripur DSR Liens, and the documentation therefor, shall be reasonably satisfactory to Agents."

C. Subsection 7.4 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (iv) thereof, (ii) deleting the "." at the end of clause (v) thereof and substituting therefor "; and", and (iii) adding at the end thereof the following new clause (vi):

                  "(vi) CTB may become and remain liable under the terms of the Tampa Bay Hydranautics Subcontract to reimburse Hydranautics for the amount of any drawing under the Hydranautics L/C that results from any reason other than the fault of Hydranautics; provided that no amendment, supplement or modification that would reasonably be expected to be adverse to the interests of Lenders shall be made to the Tampa Bay Hydranautics Subcontract without the prior written consent of Requisite Lenders."

D. Subsection 7.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (viii) thereof, (ii) deleting the "." at the end of clause (ix) thereof and substituting therefor ";", and (iii) adding at the end thereof the following new clauses (x), (xi) and (xii):

                  "(x) Company and its Subsidiaries may make Designated Non-Material Asset Sales, provided that (a) the fair market value of the assets (net of related liabilities assumed by the purchaser) sold in such Designated Non-Material Asset Sales shall not exceed $5,000,000 in the aggregate, (b) the consideration (including any earnout or other contingent payments) received for such assets shall be in an amount at least equal to the fair market value thereof, at least 75% of the consideration received shall be cash, any non-cash consideration received shall be reasonably satisfactory to Agents, and the terms of any earnout or other contingent payments shall be subject to the consent of Agents, (c) the principal documentation for such Designated Non-Material Asset Sale and any earnout or contingent payments relating thereto shall have been delivered to Agents, (d) the transaction costs and expenses incurred by Borrowers and their respective Subsidiaries in connection with such Designated Non-Material Asset Sales shall not exceed $2,000,000 in the aggregate, (e) upon consummation of any Designated Non-Material Asset Sale, none of the Borrowers or any of their respective Subsidiaries shall have any debts or other obligations, contingent or otherwise, relating to the sold Subsidiaries, divisions, businesses or assets (other than Contingent Obligations in respect of customary and appropriate indemnification and purchase price adjustment obligations incurred in connection with such Designated Non-Material Asset Sale), and (f) all of the Net Asset Sale Proceeds from any such Designated Non-Material Asset Sale shall be applied as a Mandatory Payment in accordance with the applicable provisions of subsection 2.4A (it being understood that prior to any such Designated Non-Material Asset Sale Company shall have provided evidence reasonably satisfactory to Agents that Company and its Subsidiaries have made arrangements to effect such application on a timely basis);

                  (xi) Ogden Spain S.A., a Foreign Subsidiary, may commence voluntary bankruptcy proceedings in Spain in accordance with applicable law; provided that (a) at the time of commencement of such bankruptcy proceedings, Ogden Spain S.A. shall not be engaged in any business activities and shall have no material assets other than the net intercompany receivable against Company, (b) the aggregate amount of costs (including legal costs) incurred by Borrowers and their respective Subsidiaries in connection with such bankruptcy proceedings shall not exceed $225,000, and (c) Administrative Agent shall have received an Officer's Certificate from Company certifying as to the foregoing; and

                  (xii) Ogden Entertainment Services of Spain S.A., a Foreign Subsidiary, may be liquidated in accordance with applicable law; provided that (a) at the time of such liquidation, such Foreign Subsidiary shall not be engaged in any business activities, (b) Borrowers and their respective Subsidiaries shall have in the aggregate no more than $90,000 of debts or other obligations, contingent or otherwise, relating to such Foreign Subsidiary and the assets being liquidated, (c) the aggregate amount of costs (including legal costs) incurred by Borrowers and their respective Subsidiaries in connection with such liquidation shall not exceed $30,000, and (d) Administrative Agent shall have received an Officer's Certificate from Company certifying as to the foregoing."

                  E. Subsection 7.13 of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the following new proviso:

         "; provided, however, that Virginia DEQ Liens, Haripur DSR Liens and the claims of Insurance Premium Financers for unpaid amounts owing to them under Insurance Premium Financing Arrangements as of the Reorganization Effective Date, if a breach under such Insurance Premium Financing Arrangements has occurred and is continuing on such date, shall not be deemed to breach this subsection 7.13 so long as such Virginia DEQ Liens, such Haripur DSR Liens and such Insurance Premium Financing Arrangements do not otherwise breach any other provision of this Agreement."

                  F. Subsection 7.14A of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the following new proviso:

         "; provided, however, that CTB may make the modifications to the principal operating agreement for the Tampa Bay Water Project contained in the Tampa Bay O&M Contract, and assume such contract, in each case with the approval of the Bankruptcy Court."

                  G. Subsection 7.14B of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

         "To the extent one or more orders of the Bankruptcy Court are issued to approve Virginia DEQ Liens, Haripur DSR Liens and Insurance Premium Financing Arrangements otherwise permitted under this Agreement, such orders and the applications for such orders shall not be deemed to violate this subsection 7.14B, and such orders and the modifications to the Final Borrowing Order which result therefrom shall be deemed for all purposes of this Agreement to have the approval of Agents and Requisite Lenders."

             1.4  Miscellaneous Provisions.

                  Subsection 10.19C of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the phrase ", except as provided by Court order and consented to by Agents".

             1.5  Provisions Relating to Events of Default.

                  Subsection 8.6(a) of the Credit Agreement is hereby amended by adding immediately prior to the ";" at the end of clause (vii) thereof the phrase "(except that one or more orders or rulings may be entered by the Bankruptcy Court to approve Virginia DEQ Liens, Haripur DSR Liens and Insurance Premium Financing Arrangements, to the extent such Virginia DEQ Liens, Haripur DSR Liens and Insurance Premium Financing Arrangements and any other aspects of such orders or rulings do not otherwise breach any other provision of this Agreement)".

              1.6 Schedules to the Credit Agreement.

                  Schedule 3.1A(i) to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a new Schedule 3.1A(i), in the form attached hereto as Annex B.

             1.7  Limited Waivers.

                  A. Subject to Section 1.6B, Lenders hereby waive (i) any Events of Default arising from any breach of subsection 7.6A(i) of the Credit Agreement to the extent but only to the extent that such breach arose solely from Borrowers making cash expenditures of a type which would be classified under the line item labeled "IPP West Disbursements - Non-Filing Entities" under the heading "Core Energy Operations" (such expenditures, the "Cumulative IPP West Expenditures") exceeding the amount permitted under subsection 7.6A(i) of the Credit Agreement for the period ending August 31, 2002 and/or the period ending September 30, 2002, and (ii) any Events of Default in existence prior to the Third Amendment Effective Date arising from (a) any breach of subsections 6.1(iii), 6.1(iv), 6.1(xx) or 6.1(xxi) of the Credit Agreement, (b) any breach of subsection 6.1(v) of the Credit Agreement to the extent and only to the extent that such breach arose solely from Company's failure to deliver Compliance Certificates demonstrating in reasonable detail compliance during and at the end of each of the applicable accounting periods with the restrictions contained in subsection 7.6B of the Credit Agreement, and (c) any breach of subsection 6.1(ii) of the Credit Agreement, to the extent and only to the extent that such breach arose solely from Company's failure to deliver notice of the Events of Default described in this Section 1.6A.

                  B. The waivers contained in Section 1.6A shall cease to be effective if (i) Borrowers fail to deliver all of the financial statements, schedules and other information required to be delivered under subsections 6.1(iii), 6.1(iv), 6.1(xx) and 6.1(xxi) of the Credit Agreement prior to (a) October 15, 2002 in the case of the financial statements and other information required to be delivered under subsection 6.1(iii) for the Fiscal Quarter ending June 30, 2002 (it being understood that, for purposes of the waiver contained in Section 1.6A, the information required to be delivered for the Fiscal Quarter ending June 30, 2002 shall not include (w) management's discussion and analysis of, or any footnotes to, the financial statements for such Fiscal Quarter, (x) the adjustments required under SOP 90-7, (y) any statements from an officer of Company certifying the information contained in such financial statements, and
(z) the adjustments for evaluating intangibles and goodwill under FAS 142, so long as prior to November 15, 2002 Company shall have delivered (1) such management discussion and analysis and such footnotes, (2) revised financial statements for such Fiscal Quarter to the extent required to reflect adjustments required under SOP 90-7 and adjustments for evaluating intangibles and goodwill under FAS 142, and (3) a written statement of the chief accounting officer or chief financial officer of Company certifying the information contained in such financial statements and describing in reasonable detail all of the revisions to such financial statements that resulted from including the foregoing adjustments), and (b) November 15, 2002 in all other cases, (ii) as of November 30, 2002, Borrowers shall have failed to demonstrate to Administrative Agent in reasonable detail that they were in full compliance with subsection 7.6B of the Credit Agreement for all periods ending on or prior to September 30, 2002, or
(iii) Cumulative IPP West Expenditures through August 31, 2002 or September 30, 2002 exceed in either case the sum of the correlative amounts for the line item labeled "IPP West Disbursements - Non-Filing Entities" under the heading "Core Energy Operations" set forth in the Monthly Budget for such month by more than $250,000.

                  C. Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the limited waivers set forth above shall be limited precisely as written, and nothing herein shall be deemed to (a) constitute a waiver of compliance by Company with respect to (i) subsection 6.1(ii), 6.1(iii), 6.1(iv), 6.1(v), 6.1(xx), 6.1(xxi), 7.6A(i) or 7.6B of the
Credit Agreement in any other instance, or (ii) any other term, provision or condition of the Credit Agreement, or (b) prejudice any right or remedy that any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement. Except as specifically waived by this limited waiver, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed as hereby amended.

        SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

                  2.1 Corporate Power and Authority. Subject to compliance with the Final Borrowing Order and any applicable provisions of the Bankruptcy Code, each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                  2.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Loan Party.

                  2.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (which Contractual Obligation is enforceable on a post-Petition Date basis) of Company or any of its Subsidiaries or an applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                  2.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any Governmental Authorization.

                  2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  2.7 Notice to Committee. Notice of this Amendment has been given to and received by counsel to the official committee of unsecured creditors in the Chapter 11 Cases and the informal committee of holders of Company's 9.25% Debentures.

                  2.8 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

       SECTION 3. ACKNOWLEDGEMENT AND CONSENT

                  Each Borrower and Subsidiary Guarantor hereby (i) acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, (ii) ratifies and confirms the effectiveness of the First Amendment and the Second Amendment in all respects, and (iii) confirms that the provisions of the First Amendment and the Second Amendment are binding on each of the Borrowers.

       SECTION 4. MISCELLANEOUS

                  4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  A. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. Except as specifically provided in Section 1.6 of this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  4.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                  4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  4.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  4.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"): (i) Borrower, each Subsidiary Guarantor and Lenders constituting Requisite Lenders shall have each executed a counterpart hereof; (ii) Company, Administrative Agent and Documentation Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts; (iii) Company shall have paid in full all outstanding statements for fees and expenses of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC, to the extent submitted to Company prior to 12:00 Noon (New York City time) on September 27, 2002; (iv) Company shall have paid to Administrative Agent, for distribution to each Lender that has executed and delivered a counterpart to this Third Amendment prior to 12:00 Noon (New York City time) on October 4, 2002, an amendment fee equal to 0.125% of the sum of such Lender's Tranche A Loan Exposure and Tranche B Loan Exposure, in each case calculated as of the Third Amendment Effective Date, and (v) Agents shall have received substantially final drafts of the Tampa Bay Hydranautics Subcontract and the Tampa Bay O&M Agreement, which shall not contain any provision or contemplate any transaction prohibited by the Amended Agreement and shall otherwise be in form and substance reasonably satisfactory to Agents.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

                              COVANTA ENERGY CORPORATION

                              By: /s/ JEFFREY R. HOROWITZ
                                  ----------------------------------------
                                      Jeffrey R. Horowitz
                                      Authorized Officer


                              Each of the entities named on Schedule A annexed hereto, as Borrowers

                              By: /s/ JEFFREY R. HOROWITZ
                                  ----------------------------------------
                                      Jeffrey R. Horowitz
                                      Authorized Officer


                              Each of the entities named on Schedule B annexed hereto, as Borrowers

                              By: /s/ SCOTT G. MACKIN
                                  ----------------------------------------
                                      Scott G. Mackin
                                      Authorized Officer

SUBSIDIARY GUARANTORS:

                              Each of the entities named on Schedule C annexed hereto, as Subsidiary Guarantors

                              By: /s/ JEFFREY R. HOROWITZ
                                  ----------------------------------------
                                      Jeffrey R. Horowitz
                                      Authorized Officer

                              Each of the entities named on Schedule D annexed hereto, as Subsidiary Guarantors

                              By: /s/ SCOTT G. MACKIN
                                  ----------------------------------------
                                      Scott G. Mackin
                                      Authorized Officer

AGENTS AND LENDERS:

                              BANK OF AMERICA, N.A.,
                              as Administrative Agent and Co-Arranger
                              and as a Lender

                              By: /s/ MICHAEL R. HEREDIA
                                  ----------------------------------------
                                      Michael R. Heredia
                                      Managing Director

                              DEUTSCHE BANK AG, NEW YORK BRANCH,
                              as Documentation Agent and Co-Arranger and as a Lender

                              By: /s/ KEITH C. BRAUN
                                  ----------------------------------------
                                      Keith C. Braun
                                      Director

                              By: /s/ MARK B. COHEN
                                  ----------------------------------------
                                      Mark B. Cohen
                                      Managing Director
                                      Head of Workout

                              BAYERISCHE HYPO-UND VEREINSBANK AG,
                              as a Lender

                              By: /s/ JOHN W. SWEENEY
                                  ----------------------------------------
                                   Name:   John W. Sweeney
                                   Title:  Director

                              By: /s/ SALVATORE ESPOSITO
                                  ----------------------------------------
                                   Name:   Salvatore Esposito
                                   Title:  Director

                              BNP PARIBAS,
                              as a Lender

                              By: /s/ EDWARD V. CANALE
                                  ----------------------------------------
                                   Name:   Edward V. Canale
                                   Title:  Managing Director

                              By: /s/ ALBERT A. YOUNG, JR.
                                  ----------------------------------------
                                   Name:   Albert A. Young, Jr.
                                   Title:  Managing Director

                              COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES, as a Lender

                              By: /s/ ROBERT DONOHUE
                                  ----------------------------------------
                                   Name:   Robert Donohue
                                   Title:  Senior Vice President

                              By: /s/ PETER DOYLE
                                  ----------------------------------------
                                   Name:   Peter Doyle
                                   Title:  Vice President

                              CREDIT LYONNAIS NEW YORK BRANCH,
                              as a Lender

                              By: /s/ JAMES B. HALLOCK
                                  ---------------------------------------
                                   Name:   James B. Hallock
                                   Title:  Vice President

                              MIZUHO CORPORATE BANK, LTD., NEW YORK BRANCH as a Lender

                              By: /s/ VICTOR CHEONG
                                  ---------------------------------------
                                   Name:   Victor Cheong
                                   Title:  Vice President

                              FLEET NATIONAL BANK,
                              as a Lender

                              By: /s/ MICHAEL F. O'NEILL
                                  ---------------------------------------
                                   Name:   Michael F. O'Neill
                                   Title:  Senior Workout Officer

                              HSBC BANK USA,
                              as a Lender

                              By: /s/ CAROL A. KRAUS
                                  ---------------------------------------
                                   Name:   Carol A. Kraus
                                   Title:  HSBC Bank USA Vice President

                              IIB BANK LTD, IFSC BRANCH
                              as a Lender

                              By: /s/  NIALL MURRAY
                                  ---------------------------------------
                                   Name:   Niall Murray
                                   Title:  Authorized Signatory

                              By: /s/ BRIAN DUNNE
                                  ---------------------------------------
                                   Name:   Brian Dunne
                                   Title:  Authorized Signatory

                              SANPAOLO IMI S.p.A.,
                              as a Lender

                              By: /s/ CARLO PERISCO
                                  ---------------------------------------
                                   Name:   Carlo Perisco
                                   Title:  G.M.

                              By: /s/ ROBERT WURSTER
                                  ---------------------------------------
                                   Name:   Robert Wurster
                                   Title:  SUP

                              BANC OF AMERICA SECURITIES LLC, as Agent for
                              BANK OF AMERICA, N.A.,
                              as a Lender

                              By: /s/ PETER SANTRY
                                  ---------------------------------------
                                   Name:   Peter Santry
                                   Title:

                              THE BANK OF NEW YORK,
                              as a Lender

                              By: /s/ PETER W. HELT
                                  ---------------------------------------
                                   Name:   Peter W. Helt
                                   Title:  Vice President

                              THE BANK OF NOVA SCOTIA,
                              as a Lender

                              By: /s/ JOSEPH J. FARRICIELLI, JR.
                                  ---------------------------------------
                                   Name:   Joseph J. Farricielli, Jr.
                                   Title:  Director

                              THE HUNTINGTON NATIONAL BANK,
                              as a Lender

                              By: /s/ DAVID F. ISLER
                                  ---------------------------------------
                                   Name:   David F. Isler
                                   Title:  Senior Vice President

                              THE TORONTO-DOMINION BANK,
                              as a Lender

                              By: /s/ MARK A. BAIRD
                                  ---------------------------------------
                                   Name:   Mark A. Baird
                                   Title:  MGR. CR. ADMIN.

                              UBS AG, STAMFORD BRANCH
                              as a Lender

                              By: /s/ KELLY SMITH
                                  ---------------------------------------
                                   Name:   Kelly Smith
                                   Title:  Director
                                           Recovery Management

                              By: /s/ WILLIAM A. ROCHE
                                  ---------------------------------------
                                   Name:   William A. Roche
                                   Title:  Executive Director
                                           Recovery Management

                              WESTLB AG, NEW YORK BRANCH
                              (formerly known as Westdeutsche Landesbank
                              Girozentrale,  New York Branch) as a Lender

                              By: /s/ ALAN S. BOOKSPAN
                                  ---------------------------------------
                                   Name:   Alan S. Bookspan
                                   Title:  Director

                              By: /s/ DUNCAN M. ROBERTSON
                                  ---------------------------------------
                                   Name:   Duncan M. Robertson
                                   Title:  Director

                                   Schedule A
                                   ----------
                                 Other Borrowers

1.       AMOR 14 Corp.
2.       Covanta Acquisition, Inc.
3.       Covanta Alexandria/Arlington, Inc.
4.       Covanta Babylon, Inc.
5.       Covanta Bessemer, Inc.
6.       Covanta Bristol, Inc.
7.       Covanta Cunningham Environmental Support, Inc.
8.       Covanta Energy Americas, Inc.
9.       Covanta Energy Construction, Inc.
10.      Covanta Energy Resource Corp.
11.      Covanta Energy Sao Jeronimo, Inc.
12.      Covanta Energy Services, Inc.
13.      Covanta Energy West, Inc.
14.      Covanta Engineering Services, Inc.
15.      Covanta Fairfax, Inc.
16.      Covanta Financial Services, Inc.
17.      Covanta Geothermal Operations Holdings, Inc.
18.      Covanta Geothermal Operations, Inc.
19.      Covanta Heber Field Energy, Inc.
20.      Covanta Hennepin Energy Resource Co., L.P.
21.      Covanta Hillsborough, Inc.
22.      Covanta Honolulu Resource Recovery Venture
23.      Covanta Huntington Limited Partnership
24.      Covanta Huntington Resource Recovery One Corp.
25.      Covanta Huntington Resource Recovery Seven Corp.
26.      Covanta Huntington, Inc.
27.      Covanta Huntsville, Inc.
28.      Covanta Hydro Energy, Inc.
29.      Covanta Hydro Operations West, Inc.
30.      Covanta Hydro Operations, Inc.
31.      Covanta Imperial Power Services, Inc.
32.      Covanta Indianapolis, Inc.
33.      Covanta Kent, Inc.
34.      Covanta Key Largo, Inc.
35.      Covanta Lake, Inc.
36.      Covanta Lancaster, Inc.
37.      Covanta Lee, Inc.
38.      Covanta Long Island, Inc.
39.      Covanta Marion Land Corp.
40.      Covanta Marion, Inc.
41.      Covanta Mid-Conn., Inc.
42.      Covanta Montgomery, Inc.
43.      Covanta New Martinsville Hydro-Operations Corp.
44.      Covanta Northwest Puerto Rico, Inc.
45.      Covanta Oahu Waste Energy Recovery, Inc.
46.      Covanta Oil & Gas, Inc.
47.      Covanta Onondaga Five Corp.
48.      Covanta Onondaga Four Corp.
49.      Covanta Onondaga Limited Partnership
50.      Covanta Onondaga Operations, Inc.
51.      Covanta Onondaga Three Corp.
52.      Covanta Onondaga Two Corp.
53.      Covanta Onondaga, Inc.
54.      Ogden Services Corporation
55.      Covanta Operations of Union LLC
56.      Covanta OPW Associates, Inc.
57.      Covanta OPWH, Inc.
58.      Covanta Pasco, Inc.
59.      Covanta Plant Services of New Jersey, Inc.
60.      Covanta Power Development of Bolivia, Inc.
61.      Covanta Power Development, Inc.
62.      Covanta Power Equity Corp.
63.      Covanta Projects of Hawaii, Inc.
64.      Covanta Projects of Wallingford, LP
65.      Covanta RRS Holdings, Inc.
66.      Covanta Secure Services USA, Inc.
67.      Covanta Secure Services, Inc.
68.      Covanta SIGC Energy II, Inc.
69.      Covanta SIGC Energy, Inc.
70.      Covanta SIGC Geothermal Operations, Inc.
71.      Covanta Stanislaus, Inc.
72.      Covanta Systems, Inc.
73.      Covanta Tampa Bay, Inc.
74.      Covanta Tulsa, Inc.
75.      Covanta Union, Inc.
76.      Covanta Wallingford Associates, Inc.
77.      Covanta Warren Energy Resources Co., LP
78.      Covanta Waste Solutions, Inc.
79.      Covanta Waste to Energy of Italy, Inc.
80.      Covanta Waste to Energy, Inc.
81.      Covanta Water Holdings, Inc.
82.      Covanta Water Systems, Inc.
83.      Covanta Water Treatment Services, Inc.
84.      DSS Environmental, Inc.
85.      ERC Energy II, Inc.
86.      ERC Energy, Inc.
87.      Heber Field Company
88.      Heber Field Energy II, Inc.
89.      Heber Geothermal Company
90.      Heber Loan Partners
91.      J.R. Jacks Construction Corp.
92.      Ogden Constructors, Inc.
93.      Ogden Environmental & Energy Services Co., Inc.
94.      OPI Quezon, Inc.
95.      Second Imperial Geothermal Co., L.P.
96.      Three Mountain Operations, Inc.
97.      Three Mountain Power LLC

                                   Schedule B
                                   ----------
                                 Other Borrowers

1.       Ogden Facility Management Corporation of Anaheim
2.       LaGuardia Fuel Facilities Corp.
3.       Lenzar Electro-Optics, Inc.
4.       Newark Automotive Fuel Facilities Corporation, Inc.
5.       Ogden Allied Abatement & Decontamination Service, Inc.
6.       Ogden Allied Maintenance Corp.
7.       Ogden Allied Payroll Services, Inc.
8.       Ogden Attractions, Inc.
9.       Ogden Aviation Distributing Corp.
10.      Ogden Aviation Fueling Company of Virginia, Inc.
11.      Ogden Aviation Service Company of Colorado, Inc.
12.      Ogden Aviation Service Company of New Jersey, Inc.
13.      Ogden Aviation Service Company of New York, Inc.
14.      Ogden Aviation Service Company of Pennsylvania, Inc.
15.      Ogden Aviation Service International Corporation
16.      Ogden Aviation, Inc.
17.      Ogden Cargo Spain, Inc.
18.      Ogden Central and South America, Inc.
19.      Ogden Facility Holdings, Inc.
20.      Ogden Film and Theatre, Inc.
21.      Ogden Firehole Entertainment Corp.
22.      Ogden International Europe, Inc.
23.      Ogden New York Services, Inc.
24.      Ogden Support Services, Inc.
25.      PA Aviation Fuel Holdings, Inc.
26.      Philadelphia Fuel Facilities Corporation

                                   Schedule C
                                   ----------
                              Subsidiary Guarantors

1.       Covanta Energy Group, Inc.
2.       Covanta Energy International, Inc.
3.       Covanta Equity of Stanislaus, Inc.
4.       Covanta Haverhill Properties, Inc.
5.       Covanta Haverhill, Inc.
6.       Covanta Omega Lease, Inc.
7.       Covanta Power International Holdings, Inc.
8.       Covanta Projects, Inc.
9.       Haverhill Power, Inc.
10.      LMI, Inc.
11.      Michigan Waste Energy, Inc.
12.      OFS Equity of Alexandria/Arlington, Inc.
13.      OFS Equity of Babylon, Inc.
14.      OFS Equity of Delaware, Inc.
15.      OFS Equity of Huntington, Inc.
16.      OFS Equity of Indianapolis, Inc.
17.      OFS Equity of Stanislaus, Inc.
18.      Ogden Management Services, Inc.
19.      Covanta Equity of Alexandria/Arlington, Inc.

                                   Schedule D
                                   ----------
                              Subsidiary Guarantors

1.       Ogden Technology Services Corporation
2.       Ogden Transition Corporation

                                     ANNEX A

                       Designated Non-Material Asset Sales


--------------------------------------------------------------------------------
        ASSET                            DESCRIPTION
--------------------------------------------------------------------------------
Empressa Valle Hermosa S.A.     Sale of 12% equity interest in this entity
                                in Bolivia.
--------------------------------------------------------------------------------
Island Power Corporation        Sale of 40% equity interest in
                                this entity, which owns a power plant in
                                Occidental Mindoro that sells electricity to the
                                island's National Power Corporation.
--------------------------------------------------------------------------------
Sao Jeronimo Investors, Ltda.   Transfer of 90% equity interest in this entity,
                                a partner in a consortium to build a power
                                project in Brazil. Project is in development
                                stages and permits are being obtained.
--------------------------------------------------------------------------------
El Gorguel Energia S.L.         Sale of 100% of all interests in this entity in
                                Spain involved in beginning stages of
                                development of energy project.
--------------------------------------------------------------------------------
Covanta Energy Do Brasil Ltda   Transfer of 100% of all partnership interests
                                (and assumption of all liabilities by purchaser)
                                in this entity that operated a development
                                office in Brazil.
--------------------------------------------------------------------------------
Graecor
Beteilingungsverwultungs GmbH   Sale of 100% of all interests in this shell
                                entity in Austria.
--------------------------------------------------------------------------------
Ogden and LCI Ltd (Isle of Man) Sale of 100% of all interests in the two Isle of
                                Man shell entities and the two South African
Ogden and LCI Management Ltd    entities in related transactions to a single
(Isle of Man)                   purchaser.

Culemborg Metropole Casino
(Proprietary) Ltd. (South
Africa)

Ogden Entertainment of Capetown
Ltd. (South Africa)
--------------------------------------------------------------------------------

                                     ANNEX B

                                Schedule 3.1A(i)
                                ----------------
                     Tranche A Letter of Credit Obligations
                     --------------------------------------



See Attached.